U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 27, 2005

                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                         0-21743                 36-3680347
        --------                         -------                 ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      Incorporation)                                        Identification No.)


 2201 Second Street, Suite 402, Fort
           Myers, Florida                                       33901
           --------------                                       -----
   (Address of Principal Executive                           (Zip Code)
              Offices)

                         (239) - 337-3434 (Registrant's
                         ------------------------------
                     Telephone Number, including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS

      On July 27, 2005, NeoMedia Technologies, Inc. ("NeoMedia) signed a non-binding Letter of Intent (the "LOI") to acquire Mobot(TM), Inc. (www.mobot.com [http://www.mobot.com/]) ("Mobot") of Lexington, Massachusetts, a pioneer and leader in mobile visual search technologies. The LOI calls for NeoMedia to acquire all of the outstanding shares of Mobot in exchange for $3,500,000 cash and $6,500,000 in shares of NeoMedia common stock.

      On August 1, 2005, NeoMedia issued a press release with respect to the LOI, attached hereto as Exhibit 16.3.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Promissory Note

      On July 28, 2005, NeoMedia lent Mobot the principal amount of $600,000 in the form of an unsecured promissory note (the "Note"). The Note accrues interest at a rate of 6% per annum. The Note will be forgiven upon signing of a definitive purchase agreement for the acquisition of all of the outstanding shares of Mobot by NeoMedia, as contemplated the LOI. In the event the acquisition is not consummated, the Note will become due 90 days after written notice of cancellation of the LOI. In the event the LOI is terminated and the
Note is not repaid within 90 days of such cancellation, the Note will convert into shares of Mobot common stock with a value equal to the unpaid principal and accrued interest on the Note.

      In the event a definitive purchase agreement is not executed by the parties, or the LOI is not terminated, by September 26, 2005, Mobot has the right to demand an additional $200,000 loan from NeoMedia. In the event a definitive purchase agreement is not executed, or the LOI is not terminated, by October 26, 2005, Mobot has the right to demand an additional $200,000 loan from NeoMedia. Both of the additional loans would be in the form of a promissory note subject to the same terms as the Note.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NeoMedia Technologies, Inc.
                                          (Registrant)


Date: July 28, 2005                       By: /s/ Charles T. Jensen
                                              ----------------------------------
                                          Charles T. Jensen, President,
                                          Chief Executive Officer and Director


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

                                  EXHIBIT INDEX

   Exhibit No.     Description
   -----------     -----------
      16.1         Letter of Intent between NeoMedia and Mobot
      16.2         Promissory Note Payable by Mobot to NeoMedia
      16.3         Press release dated August 1, 2005


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